UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2015

MEDTRONIC PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in its Charter)

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

20 On Hatch, Lower Hatch Street
Dublin 2, Ireland
(Address of principal executive offices, including zip code)

+353 1 438-1700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2015, Medtronic Public Limited Company (the “Company”) announced that Christopher J. O’Connell is resigning as the Company’s Executive Vice President and President, Restorative Therapies Group.  The Company also announced the appointment of Geoff Martha as the Company’s Executive Vice President and President, Restorative Therapies Group, effective immediately.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.  The following exhibit is being filed herewith:

No.	Description
99.1	Press Release dated June 25, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PUBLIC LIMITED COMPANY

	By:	/s/ Brad Lerman

Date: June 25, 2015		Brad Lerman
Senior Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

No.	Description
99.1	Press Release dated June 25, 2015

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